PIMCO Funds

Supplement dated April 17, 2023 to the Bond Funds Prospectus (the “Prospectus”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO Climate Bond Fund (the “Fund”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Ketish Pothalingam will retire from PIMCO effective July 31, 2023. Mr. Pothalingam will continue to serve as a portfolio manager of the Fund until May 31, 2023 or such other date, if any, disclosed in a subsequent supplement.

Effective June 1, 2023, the Fund’s portfolio is jointly and primarily managed by Regina Borromeo, Jelle Brons, Grover Burthey and Samuel Mary. Accordingly, effective June 1, 2023, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Regina Borromeo, Jelle Brons, Grover Burthey and Samuel Mary. Ms. Borromeo and Messrs. Brons and Burthey are Executive Vice Presidents of PIMCO. Mr. Mary is a Senior Vice President of PIMCO. Messrs. Brons and Mary have jointly and primarily managed the Fund since its inception in December 2019. Mr. Burthey has jointly and primarily managed the Fund since August 2022. Ms. Borromeo has jointly and primarily managed the Fund since June 2023.

In addition, effective June 1, 2023, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Climate Bond	Regina Borromeo	6/23

Executive Vice President, PIMCO. Ms. Borromeo is a portfolio manager and a senior member of PIMCO’s global credit team. She focuses on multi-sector credit as well as ESG-oriented credit and income strategies. She is a member of PIMCO’s ESG (environmental, social, and governance) portfolio management team and PIMCO PRIDE EMEA ERG Committee. Prior to joining PIMCO in 2022, Ms. Borromeo was a senior portfolio manager and director of global fixed income at Robeco UK Limited, overseeing investments across a variety of credit and ESG-oriented strategies. Prior to that, Ms. Borromeo was a portfolio manager and head of international high yield at Brandywine Global Investment Management (Europe). She also held roles at Morgan Stanley Investment Management as vice president, senior research analyst and portfolio manager, global fixed income, and at Goldman Sachs. She has investment experience since 2001 and holds a bachelor of arts from the University of Pennsylvania.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Climate Bond PIMCO Total Return ESG	Jelle Brons	12/19* 4/19

Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for CreditDelta, a credit market and portfolio analysis tool. He has investment experience since 2002 and holds a master’s degree in actuarial science and econometrics from the University of Amsterdam and a master’s degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager (FRM).

PIMCO Climate Bond	Grover Burthey	8/22

Executive Vice President, PIMCO. Mr. Burthey is head of ESG portfolio management, leading ESG investment activity and the ESG analyst team. He also focuses on infrastructure investment opportunities. He re-joined PIMCO in 2019. From 2017 to 2019, Mr. Burthey served as Deputy Assistant Secretary for Policy at the U.S. Department of Transportation, where he led several infrastructure policy initiatives, including discretionary grants and federal loans. He originally joined PIMCO in 2012 and was a portfolio manager on the structured credit desk, focusing on commercial real estate, mortgage-backed securities, and corporate debt. Prior to that, he was with HSBC’s debt capital markets group. He has investment experience since 2007 and holds an MBA from the Stanford Graduate School of Business and a bachelor’s degree in economics from the Wharton School of the University of Pennsylvania.

PIMCO Climate Bond	Samuel Mary	12/19*

Senior Vice President, PIMCO. Mr. Mary is an ESG research analyst, focused on the integration of ESG (environmental, social, and governance) factors into PIMCO’s portfolio management and credit research. He also leads PIMCO’s research on climate change. Prior to joining PIMCO in 2018, he worked as a senior ESG and sustainability research analyst at Kepler Cheuvreux, where he was responsible for the group’s thematic and impact investing research product, ESG corporate access and in-house ESG integration framework, based on methodologies that integrate ESG issues within fundamental equity analysis for specific sectors. He has investment experience since 2011 and holds a master’s degree in management with a specialization in finance from ESCP Europe. He was Extel’s top-ranked individual for SRI Research in 2017, based on surveys of UK asset managers.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_041723

PIMCO Funds

Supplement dated April 17, 2023, to the Statement of Additional Information (the “SAI”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO Climate Bond Fund (the “Fund”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Ketish Pothalingam will retire from PIMCO effective July 31, 2023. Mr. Pothalingam will continue to serve as a portfolio manager of the Fund until May 31, 2023, or such other date, if any, disclosed in a subsequent supplement.

Effective June 1, 2023, the Fund’s portfolio is jointly and primarily managed by Regina Borromeo, Jelle Brons, Grover Burthey and Samuel Mary. Accordingly, effective June 1, 2023, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective June 1, 2023, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective June 1, 2023, the PIMCO Climate Bond Fund is jointly and primarily managed by Regina Borromeo, Jelle Brons, Grover Burthey and Samuel Mary.

In addition, effective June 1, 2023, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_041723